UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 19, 2015

Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 9, 2015, Delphi Automotive PLC (the “Company”) and certain of the Company’s subsidiaries (collectively, the “Guarantors”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $650,000,000 aggregate principal amount of 3.150% Senior Notes due 2020 (the “2020 Notes”) and $650,000,000 aggregate principal amount of 4.250% Senior Notes due 2026 (the “2026” Notes and, together with the 2020 Notes, the “Notes”). The Company and the Guarantors also entered into a second supplemental indenture, dated as of November 19, 2015 (the “Supplemental Indenture”) to the Senior Notes Indenture dated as of March 10, 2015 (as previously amended, supplemented or otherwise modified from time to time, the “Base Indenture” and, together with the Supplemental Indenture, the “Indenture”), with Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as registrar, paying agent and authenticating agent, providing for the issuance of the Notes. The Notes will be fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”) by the Company and the Guarantors subject to customary release provisions for the Guarantors.

The 2020 Notes will bear interest at a fixed rate of 3.150% per annum, and interest will be payable on May 19 and November 19 of each year, beginning May 19, 2016, until the maturity date of November 19, 2020. The 2026 Notes will bear interest at a fixed rate of 4.250% per annum, and interest will be payable on July 15 and January 15 of each year, beginning July 15, 2016, until the maturity date of January 15, 2026. The Company may redeem the Securities at such times and at the redemption prices as provided for in the Indenture. The Indenture also contains certain covenants as set forth in the Indenture and requires the Company to offer to repurchase the Securities upon certain change of control events.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Securities are qualified in their entirety by reference to the Underwriting Agreement, the Base Indenture and the Second Supplemental Indenture, which are filed as Exhibits 1.1, 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-207700) filed by the Company and the Guarantors. The Underwriting Agreement, dated as of November 9, 2015, by and among the Company, the Guarantors and the Underwriters named therein, is filed as Exhibit 1.1 to this Current Report on Form 8-K. Opinions of counsel for the Company and the Guarantors are filed as Exhibits 5.1, 5.2 and 5.3 to this Current Report on Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of November 9, 2015 by and among Delphi Automotive PLC, the guarantors named therein and the underwriters named therein.

4.1	Senior Notes Indenture, dated as of March 10, 2015, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent (incorporated by reference to the Current Report on Form 8-K filed on March 10, 2015).

4.2	Second Supplemental Indenture, dated as of November 19, 2015, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of CMS Cameron McKenna LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Carey Olsen (included in Exhibit 5.2)

23.3	Consent of CMS Cameron McKenna LLP (included in Exhibit 5.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2015	DELPHI AUTOMOTIVE PLC

	By:	/s/ David M. Sherbin
David M. Sherbin Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

[Signature Page to Delphi Corporation Senior Notes Offering Closing 8-K]

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 9, 2015 by and among Delphi Automotive PLC, the guarantors named therein and the underwriters named therein.

4.1	Senior Notes Indenture, dated as of March 10, 2015, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent (incorporated by reference to the Current Report on Form 8-K filed on March 10, 2015).

4.2	Second Supplemental Indenture, dated as of November 19, 2015, among Delphi Automotive PLC, the guarantors named therein, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Registrar, Paying Agent and Authenticating Agent.

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the Securities.

5.2	Opinion of Carey Olsen with respect to certain matters of Jersey law.

5.3	Opinion of CMS Cameron McKenna LLP with respect to certain matters of English law.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Carey Olsen (included in Exhibit 5.2)

23.3	Consent of CMS Cameron McKenna LLP (included in Exhibit 5.3)